SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of report (Date of earliest event reported): March 19, 2003




                        BROWN JORDAN INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Florida
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



                0-25246                                    63-1127982
----------------------------------------  --------------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)



             1801 North Andrews Avenue, Pompano Beach, Florida   33069
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)



                                 (954) 960-1100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     Effective March 19, 2003, Brown Jordan International, Inc., a Florida corporation formerly known as "WinsLoew Furniture, Inc." (the "Company"), entered into an amendment to its senior secured Credit Agreement, pursuant to which, among other things, (i) the revolving loan commitments of the Company's senior lenders were reduced, (ii) certain financial covenants were modified,
(iii) the Company's  compliance with certain financial covenants was waived, and
(iv) Trivest Fund III, L.P., an affiliate of the Company ("Trivest"), provided a limited guaranty in favor of the Company's senior lenders (the "Trivest Guaranty").

     In connection with the Trivest Guaranty, the Company also entered into a Guaranty Reimbursement Agreement and a Security Agreement with Trivest, pursuant to which (i) the Company and its Subsidiaries agreed to reimburse Trivest for any payments made by Trivest under the Guaranty, and (ii) the Company and such Subsidiaries granted to Trivest a security interest in their assets to collateralize such reimbursement obligations. Pursuant to a separate Intercreditor and Subordination Agreement, the Company's and its Subsidiaries' obligations under the Guaranty Reimbursement Agreement and the security interest granted to Trivest are subordinated to the obligations and security interests owing to the Company's senior lenders.

     As a condition to entering into the amendment to the senior secured Credit Agreement, Trivest Partners, L.P. and the Company entered into an amendment to that certain Management Agreement whereby Trivest agreed to reduce the cash portion of the Base Compensation (as defined in the Management Agreement) it receives from the Company.

     In addition, the Company's Indenture, dated August 24, 1999, with American Stock Transfer & Trust Company, as trustee (as previously amended, the "Indenture"), was amended to, among other things, (i) classify the Company's reimbursement obligations to Trivest as permitted "Senior Indebtedness" under the Indenture, and (ii) provide that the "fairness opinion" requirement of the Indenture applicable to Company transactions with Affiliates will only apply when the specific terms of the Company's reimbursement obligations to Trivest are determined, but not at the time of the Company's execution and delivery of the Guaranty Reimbursement Agreement.

     As a result of the foregoing, as of March 19, 2003, the Company has wired sufficient funds to American Stock Transfer & Trust Company, as trustee, to pay the interest (including default interest) due the holders of the 12 3/4% Senior Subordinated Notes due 2007 with respect to the interest payment due on February 18, 2003. The noteholders should receive payment from the trustee on March 20, 2003.

     The foregoing summary is qualified in its entirety by the agreements attached as exhibits to this Report, which are incorporated herein by reference.

Item 7.  Exhibits

Exhibit No.       Description of Exhibit

10.53 Guaranty Reimbursement Agreement, dated as of March 19, 2003, among the Company, Holdings, the "Subsidiary Obligors" named therein, and Trivest.

10.54 Security Agreement, dated as of March 19, 2003, among the Company, Holdings, the "Subsidiary Grantors" named therein, and Trivest.

10.55 Intercreditor and Subordination Agreement, dated as of March 19, 2003, among Canadian Imperial Bank of Commerce, as Administrative Agent, Trivest, the Company, Holdings and the other "Loan Parties" named therein.

10.56 Amendment to Indenture, dated as of March 17, 2003, between the Company and American Stock Transfer & Trust Company, as trustee.

                        GUARANTY REIMBURSEMENT AGREEMENT

     THIS GUARANTY REIMBURSEMENT AGREEMENT (this "Agreement") is made as of March ___, 2003, by Brown Jordan International, Inc., a Florida corporation (f/k/a WinsLoew Furniture, Inc.) ("Brown Jordan"), WLFI Holdings, Inc. ("Holdings"), each of the Subsidiary Obligors listed on the signature pages hereof (the "Subsidiary Obligors") and each ADDITIONAL SUBSIDIARY OBLIGOR that may become a party hereto after the date hereof in accordance with Section 5 hereof, in favor of Trivest Fund III, L.P., a Delaware limited partnership ("Trivest"). Brown Jordan, Holdings and the Subsidiary Obligors and the Additional Subsidiary Obligors now or hereafter a party hereto are collectively referred to herein as the "Obligors". Factual Background

     A. Brown Jordan is the borrower under the Credit Agreement, dated May 8, 2001, executed by Brown Jordan, as borrower, the financial institutions listed therein as Lenders (collectively, the "Senior Lenders"), CIBC Inc., as swing line lender, Canadian Imperial Bank of Commerce, acting through on or more of its agencies, branches or affiliates as Administrative Agent (the "Administrative Agent"), Antares Capital Corporation and Heller Financial, Inc., each as Co-Syndication Agent, and General Electric Capital Corporation, as Documentation Agent (as amended or modified from time to time, the "Senior Credit Agreement").

     B. The Senior Lenders have agreed to waive certain financial covenant defaults and to modify the Senior Credit Agreement pursuant to the Second Amendment to Credit Agreement and Limited Waiver, of even date herewith, by and among Brown Jordan, the Senior Lenders, the "Credit Parties" referred to therein, and Canadian Imperial Bank of Commerce, as Administrative Agent for the Senior Lenders (the "Second Amendment"). As a condition precedent to the effectiveness of the Second Amendment, the Senior Lenders require that Trivest, an affiliate of Brown Jordan, execute the Trivest Guaranty, of even date herewith, in favor of the Senior Lenders (the "Trivest Guaranty").

     C. Trivest is only willing to execute the Trivest Guaranty, if Brown Jordan and the Credit Support Parties execute this Agreement and the Security Agreement (as defined below).

     D. The Senior Lenders are willing to permit the Obligors to execute this Agreement and the Security Agreement if the Obligors execute the Intercreditor and Subordination Agreement, of even date herewith, by and among Canadian Imperial Bank of Commerce, as administrative agent for the Senior Lenders, Trivest, Brown Jordan and the other "Loan Parties" referred to therein (the "Intercreditor and Subordination Agreement").

     E. The board of directors of Brown Jordan has approved the execution and delivery of this Agreement and the Security Agreement in order to induce Trivest to execute the Trivest Guaranty.

                                    Agreement

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Guaranty Fee. In consideration of the execution of the Trivest Guaranty by Trivest, Brown Jordan hereby agrees to pay Trivest a guaranty fee of $401,625 payable on or before December 31, 2003. If said guaranty fee is unable to be paid in cash, for whatever reason, including due to the terms of the Intercreditor and Subordination Agreement, said obligation will be evidenced by a note on terms mutually agreeable to Brown Jordan and Trivest, acting reasonably. Trivest shall not be entitled to receive all or a portion of said guaranty fee in cash or property of Brown Jordan or its Subsidiaries (as defined in the Senior Credit Agreement) (excluding any securities of Brown Jordan) until all of the Senior Indebtedness (as defined in the Intercreditor and Subordination Agreement) has been Paid in Full (as defined in the Intercreditor and Subordination Agreement).


     2. Reimbursement. In the event that Trivest makes a payment under the Trivest Guaranty or otherwise makes a payment in excess of the amount required under the Trivest Guaranty for purposes of avoiding a financial covenant default as set forth in Section 7.6 of the Senior Credit Agreement, which payment shall be applied in accordance with Section 13 of the Trivest Guaranty, then the Obligors agree to reimburse Trivest for such payment. The specific terms of such reimbursement payment by the Obligors, including, without limitation, the timing of the payments from the Obligors to Trivest and the interest rate payable to Trivest (including, without limitation, any equity related compensation such as warrants) shall be promptly determined by mutual agreement of Trivest and a special committee of the disinterested members of the board of directors of Brown Jordan each time that Trivest makes a payment under the Trivest Guaranty. The specific terms of each such reimbursement obligation (each a "Reimbursement Obligation") shall be (i) based upon the then existing market conditions for an arm's length transaction of similar nature, and (ii) subject to the specific requirements of the Indenture, dated August 24, 1999, by and between the Brown Jordan and American Stock Transfer & Trust Company, as supplemented, modified or amended from time to time (the "Indenture"), including, if applicable, the requirement that (x) such terms be approved by a majority of the disinterested members of the board of directors of Brown Jordan and evidenced by a resolution of such members are at least as favorable to Brown Jordan as might reasonably have been obtained in a comparable arm's length transaction with an unaffiliated third party, and (y) Brown Jordan obtain an opinion from an accounting, appraisal or investment banking firm of national standing that the effect of such terms are fair to Brown Jordan from a financial point of view. Each party to this Agreement agrees to use all reasonable commercial efforts to satisfy all requirements of the Indenture applicable to the transactions contemplated hereby, and shall execute such further documents as are reasonably necessary to satisfy such requirements.

     3. Indemnification. Except for those matters solely caused by the gross negligence or willful misconduct of Trivest, the Obligors hereby agree to indemnify Trivest and each Trivest Released Person and hold Trivest and each Trivest Released Person harmless for, from and against any and all liabilities, claims, demands, losses, damages, costs and expenses (including, without limitation, attorneys' fees), actions or causes of action, arising out of or relating to (i) the execution and delivery by Trivest of this Agreement, the Trivest Guaranty or any other documents executed by Trivest in connection with the transactions contemplated by this Agreement, the Second Amendment and/or the Trivest Guaranty (collectively, the "Related Documents"), or (ii) the consummation or performance by Trivest of the obligations evidenced by this Agreement, the Trivest Guaranty or the Related Documents. For purposes hereof, the "Trivest Released Person" shall mean any partner (including the general partner), officer, director, employee, member, manager, agent and other representative of Trivest Partners, L.P. and any affiliate or associate of any of the foregoing (other than the Obligors).


     4. Note. If requested by Trivest,  the Obligors  shall execute a promissory note in a form reasonably satisfactory to Trivest to evidence each of the Reimbursement Obligations.

     5. Additional Subsidiary Obligor. The initial Subsidiary Obligors hereunder shall be such of the Subsidiaries (as defined in the Senior Credit Agreement) of Brown Jordan as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Brown Jordan may become parties hereto as additional Subsidiary Obligors (each an "Additional Subsidiary Obligor"), by executing a Counterpart substantially in the form of
Exhibit I annexed hereto. Such additional Subsidiaries shall be required to execute the Counterpart contemporaneously with the execution by such additional Subsidiaries of a counterpart to the Security Agreement executed in connection with the Senior Credit Agreement. Upon delivery of any such Counterpart to Trivest, notice of which is hereby waived by the Obligors, each such Additional Subsidiary Obligor shall be an Obligor and shall be as fully a party hereto as if such Additional Subsidiary Obligor were an original signatory hereto. Each Obligor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Obligor hereunder, nor by any election of Trivest not to cause any Subsidiary of Brown Jordan to become an Additional Subsidiary Obligor hereunder. This Agreement shall be fully effective as to any Obligor that is or becomes a party hereto regardless of whether any other Person (as defined in the Senior Credit Agreement) becomes or fails to become or ceases to be an Obligor hereunder.

     6. Collateral. The obligations of the Obligors under this Agreement are secured by the property described in the Security Agreement, of even date herewith, executed by the Obligors, as debtors, and Trivest, as secured party (the "Security Agreement").

     7. Intercreditor And Subordination Agreement. All of the rights, remedies and claims of Trivest and obligations of the Obligors under this Agreement, including those contained in Sections 1, 3 and 8 of this Agreement and any note issued pursuant to Section 1 of this Agreement, are expressly subject to the provisions contained in the Intercreditor and Subordination Agreement, including the subordination provisions thereof.

     8. Costs of Collection. The Obligors agree to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any obligation of the Obligors hereunder is not paid or discharged when required to be paid or discharged, or in case it becomes necessary to protect any collateral which is security for any obligation of the Obligors hereunder, or to exercise any other right or remedy hereunder, or in the event Trivest is made a party to any litigation because of the existence of this Agreement, or if at any time Trivest should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Trivest.

     9. Joint and Several. The entities that comprise the Obligors shall be jointly and severally liable for all of the obligations of the Obligors under this Agreement and the Security Agreement.

     10. No Waiver by Trivest. No delay or failure of Trivest in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

     11. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, without regard to the choice of law rules of the State of Florida.


     12. Jurisdiction and Venue. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OBLIGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN MIAMI-DADE COUNTY, FLORIDA. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OBLIGOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES,
IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THIS AGREEMENT; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE
(III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH OBLIGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT TRIVEST RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER FLORIDA LAW.

     13. Waiver of Jury Trial. OBLIGORS AND TRIVEST HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Obligor and Trivest acknowledge that this waiver is a material inducement for the Obligors and Trivest to enter into a business relationship, that the Obligors and Trivest have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Obligor and Trivest further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     14. Time of Essence. Time is of the essence of this Agreement and each and every provision hereof.

     15. Entire Agreement; Amendments. This Agreement sets forth the entire agreement of Trivest and the Obligors with respect to the subject matter hereof and supersedes all prior written agreements and representations by Trivest to the Obligors. There are no conditions, oral or written, to the effectiveness of this Agreement. No amendment, modification, change, waiver or discharge of any provision of this Agreement or any right of Trivest hereunder, or any release of any of the Obligors from any of its obligations hereunder, shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought and signed by the Administrative Agent if the Intercreditor and Subordination Agreement is still in effect.

     16. Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Trivest in order to effectuate the other provisions hereof.

     17. Binding Nature. The provisions of this Agreement shall be binding upon the Obligors and the successors and assigns of the Obligors, and shall inure to the benefit of Trivest and its successors and assigns.

     18. Transfer and Assignment. Trivest may from time to time transfer all or any part of its rights and interest in this Agreement, whether as collateral or otherwise, provided any transferee is subject to the terms of the Intercreditor and Subordination Agreement. The Obligors shall not transfer (by agreement, operation of law or otherwise) any right or obligation under this Agreement without the prior written consent of Trivest, which shall not be unreasonably withheld or delayed, provided any transferee is subject to the terms of the Intercreditor and Subordination Agreement.

     19. Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by any party hereto to another (herein collectively called "Notice") shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, or by telecopier as follows:

 IF TO ANY OBLIGOR:
                                Brown Jordan International,  Inc.
                                1801 N. Andrews Avenue
                                Pompano Beach, FL 33069
                                Attention:  Vincent  Tortorici
                                Fax:  954-960-1849

 IF TO  TRIVEST:                c/o TrivestPartners, L.P.
                                2665 S. Bayshore Drive,
                                Suite 800
                                Miami,  Florida 33133
                                Attention: David Gershman
                                Fax: 305-858-1629

     Each of the above addresses for notice purposes may be changed by providing appropriate notice hereunder. Notice given by personal delivery or registered mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next normal business day after receipt if not received during the recipient's normal business hours. All notices by telecopier shall be confirmed by the sender thereof promptly after transmission in writing by registered mail or personal delivery. Anything to the contrary contained herein notwithstanding, notices to any party hereto shall not be deemed effective with respect to such party until such Notice would, but for this sentence, be effective both as to such party and as to all other persons to whom copies are provided above are given, if any.

     20. Section Headings. The section headings set forth in this Agreement are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Agreement.

     21. Construction. The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any party hereto irrespective of which party caused such provisions to be drafted, without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Agreement.

     22. Attorneys' Fees. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys' fees (and sales taxes thereon, if any), including attorneys' fees for any appeal, and costs incurred in bringing such suit or proceeding.

     23. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                      [Signatures Appear on Following Page]

     IN WITNESS WHEREOF, the Obligors executed this Agreement effective as of the date first set forth above.

            BROWN JORDAN INTERNATIONAL, INC., a Florida corporation

                     By:
                        --------------------------------------------------------
                     Name:
                          ------------------------------------------------------
                     Title:
                           -----------------------------------------------------

                     WLFI HOLDINGS, INC.
                     By:
                        --------------------------------------------------------
                     Name:
                          ------------------------------------------------------
                     Title:
                           -----------------------------------------------------
                     Each of the entities listed on Schedule A annexed hereto

                     By:
                      ----------------------------------------------------------
                     on behalf of each of the entities listed on Schedule A annexed hereto


                   Name:
                        --------------------------------------------------------
                   Title:
                                ------------------------------------------------


                             ACCEPTED AND AGREED TO:

        TRIVEST FUND III, L.P., a Delaware limited partnership, as Secured Party
                   By:   Trivest III General Partner, L.P., its General Partner;

                   By:   Trivest III, Inc., its General Partner
                         By:
                            ----------------------------------------------------
                         Name:
                              --------------------------------------------------
                         Title:
                               -------------------------------------------------

                  EXHIBIT I TO GUARANTY REIMBURSEMENT AGREEMENT


                              [FORM OF COUNTERPART]


     COUNTERPART (this "Counterpart"), dated _______________, is delivered pursuant to Section 5 of the Guaranty Reimbursement Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Guaranty Reimbursement Agreement, dated as of March ___, 2003 (as it may be from time to time amended, modified or supplemented, the "Guaranty Reimbursement Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Brown Jordan International, Inc. a Florida corporation, the other Obligors named therein, and Trivest Fund III, L.P., a Delaware partnership ("Trivest"). The undersigned by executing and delivering this Counterpart hereby becomes an Obligor under the Guaranty Reimbursement Agreement in accordance with Section 5 thereof and agrees to be bound by all of the terms thereof.


                          [NAME OF ADDITIONAL OBLIGOR]


             By:
                --------------------------------------------------
             Name:
                  ------------------------------------------------
             Title:
                   -----------------------------------------------

                                   SCHEDULE A


Loewenstein, Inc.

Winston Furniture Company of Alabama, Inc.

Texacraft, Inc.

Tropic Craft, Inc.

Winston Properties, Inc.

Pompeii Furniture Co., Inc.

Wabash Valley Manufacturing, Inc.

Charter Furniture Corporation

Lodging by Liberty, Inc. (f/k/a Lodging by Lowenstein, Inc.)

Southern Wood Products, Inc.

The Woodsmiths Company

BJCLW Holdings, Inc. (f/k/a Brown Jordan International, Inc.)

Brown Jordan Company

Casual Living Worldwide, Inc.

BJ Mexico IV, Inc.

BJ Mexico V, Inc.

BJIP, Inc.

BJI Employee Services, Inc.

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Agreement") is dated as of March ___, 2003, and entered into by and among Brown Jordan International, Inc. (f/k/a WinsLoew Furniture, Inc.), a Florida corporation ("Brown Jordan"), WLFI Holdings, Inc. ("Holdings"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Brown Jordan (each of such undersigned subsidiaries being a "Subsidiary Grantor" and collectively "Subsidiary Grantors") and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 22 hereof (each of Brown Jordan, Holdings, each Subsidiary Grantor, and each Additional Grantor being a "Grantor" and collectively the "Grantors"), and Trivest Fund III, L.P., a Delaware limited partnership ("Secured Party").

                             PRELIMINARY STATEMENTS

     A. Brown Jordan is the borrower under the Credit Agreement, dated May 8, 2001, executed by Brown Jordan, as borrower, the financial institutions listed therein as Lenders (collectively, the "Senior Lenders"), CIBC Inc., as swing line lender, Canadian Imperial Bank of Commerce, acting through one or more of its agencies, branches or affiliates as Administrative Agent (the "Administrative Agent"), Antares Capital Corporation and Heller Financial, Inc., each as Co-Syndication Agent, and General Electric Capital Corporation, as Documentation Agent (as amended or modified from time to time, the "Senior Credit Agreement").

     B. The Senior Lenders have agreed to waive certain financial covenant defaults and to modify the Senior Credit Agreement pursuant to the Second Amendment to Credit Agreement and Limited Waiver, of even date herewith, by and among Brown Jordan, the Senior Lenders, the "Credit Parties" referred to therein, and Canadian Imperial Bank of Commerce, as Administrative Agent for the Senior Lenders (the "Second Amendment"). As a condition precedent to the effectiveness of the Second Amendment, the Senior Lenders require that Secured Party, an affiliate of Brown Jordan, execute the Trivest Guaranty, of even date herewith, in favor of the Senior Lenders (the "Trivest Guaranty").

     C. Secured Party is only willing to execute the Trivest Guaranty, if Brown Jordan and the other Grantors executes (i) the Guaranty Reimbursement Agreement, of even date herewith (said Guaranty Reimbursement Agreement, as amended, to the date hereof, and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "Guaranty Reimbursement Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which Brown Jordan and the other Grantors agree, among other things, to reimburse Secured Party for each payment made by Secured Party under the Trivest Guaranty (as defined in the Guaranty Reimbursement Agreement), and (ii) this Agreement.

     D. The Senior Lenders are willing to permit the Grantors to execute the Guaranty Reimbursement Agreement and this Agreement if the Grantors execute the Intercreditor and Subordination Agreement, of even date herewith, by and among Canadian Imperial Bank of Commerce, as administrative agent for the Senior Lenders, Secured Party, Brown Jordan and the other "Loan Parties" referred to therein (the "Intercreditor and Subordination Agreement").

     NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to execute the Trivest Guaranty, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

                          Section 1. Grant of Security
                            -------------------------

     Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

     (a) all equipment in all of its forms, all parts thereof and all replacements and substitutions thereof and therefor and accessions thereto and products thereof (any and all such equipment, parts, replacements and substitutions thereof and therefor and accessions thereto and products thereof being the "Equipment");

     (b) all inventory in all of its forms, including but not limited to (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor all replacements and substitutions thereof and therefor and all accessions thereto and products thereof (collectively the "Inventory") and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

     (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

     (d) all deposit accounts ("Deposit Accounts") including the restricted deposit account described in Section 13 (the "Collateral Account"), together with (i) all amounts on deposit from time to time in such deposit accounts and
(ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

     (e) the "Securities Collateral", which term means:

     (i) all shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests now or hereafter owned by such Grantor in any Person, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Grantor, including, but not limited to, those owned on the date hereof and described on
Schedule 1(e)(i), and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto (the "Pledged Shares"), and all dividends, distributions, returns of capital, cash, warrants, options, rights, instruments, rights to vote or manage the business of such Person pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; provided, that if the issuer of any of such Pledged Shares is a controlled foreign corporation (used hereinafter as such term is defined in Section 975(a) or a successor provision of the Internal Revenue Code), the Pledged Shares shall not include any shares of stock of such issuer in excess of the number of shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

     (ii)all indebtedness from time to time owed to such Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary (as defined in the Senior Credit Agreement) of such Grantor, including, but not limited to, the indebtedness described on Schedule 1(e)(ii) and issued by the obligors named therein, and the instruments evidencing such indebtedness (the "Pledged Debt"), and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

     (iii) all other investment property as that term is defined in the Uniform Commercial Code of any relevant jurisdiction (the "UCC"), of such Grantor;

     (f) the "Intellectual Property Collateral", which term means:

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule 1(f)(i), as the same may be amended pursuant hereto from time to time) (the "Trademark Registrations"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks, Trademark Registrations, and Trademark Rights and associated therewith (the "Associated Goodwill"):

     (ii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule 1(f)(ii), as the same may be amended pursuant hereto from time to time), all rights corresponding thereto (including, without limitation, the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates (as defined in the Senior Credit Agreement) of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

     (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by such Grantor (including, without limitation, the works listed on Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by such Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule 1(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor or otherwise), authored (as a work for hire for the benefit of such Grantor or otherwise), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right to sue for past, present and future infringements of the Copyrights and Copyright Rights;

     (g) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

     (h) the agreements listed in Schedule 1(h) (as the same may be amended pursuant hereto from time to time), as each such agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

     (i) to the extent not included in any other paragraph of this Section 1, all other general intangibles (including without limitation tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

     (j) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

     (k) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

     (l) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                      Section 2. Security for Obligations
                         ------------------------------

     This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of such Grantor. "Secured Obligations" means all obligations and liabilities of every nature of any Grantor now or hereafter existing under or arising out of or in connection with this Agreement or the Guaranty Reimbursement Agreement.

              Section 3. Intercreditor and Subordination Agreement
                         ------------------------------

     All of the rights, remedies and claims of Secured Party and obligations of the Grantors under this Agreement (including those contained in Section 20 of this Agreement ) are expressly subject to the provisions contained in the Intercreditor and Subordination Agreement, including the subordination provisions thereof.

                       Section 4. Grantors Remain Liable
                         ------------------------------

     Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                   Section 5. Representations and Warranties
                         ------------------------------

         Each Grantor represents and warrants as follows:

     (a) Ownership of Collateral. Except for (i) the Lien (as defined in the Senior Credit Agreement) of the Senior Lenders or any Hedge Providers (as defined in Senior Credit Agreement), (ii) any Lien as expressly permitted by the Senior Credit Agreement, and (iii) the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except for (i) the financing statements filed in connection with the Lien of the Senior Lenders or any Hedge Providers, (ii) any financing statements expressly permitted by the Senior Credit Agreement, and (iii) any financing statement as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

     (b) Locations of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, or in the case of each Additional Grantor, the date of the applicable counterpart entered into pursuant to Section 22 (each, a "Counterpart") located at the places specified in Schedule 5(b), except for Inventory which, in the ordinary course of business, is in transit either
(i) from a supplier  to a Grantor,  (ii)  between  the  locations  specified  in
Schedule 5(b), or (ii) to customers of a Grantor.

     (c) Negotiable Documents of Title. No Negotiable Documents of Title are outstanding with respect to any of the Inventory.

     (d) Office Locations. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, as of the date hereof, and, have been for the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations set forth on Schedule 5(d);

     (e) Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed or the signature pages hereof or Schedule 5(e).

     (f)  Delivery  of  Certain  Collateral.  All  certificates  or  instruments
(excluding checks) evidencing, comprising or representing the Collateral (including, without limitation, the Securities Collateral) have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank to the extent permitted by the Intercreditor and Subordination Agreement.

     (g)  Securities  Collateral.  (i) All of the Pledged  Shares  described  on
Schedule 1(e)(i) have been duly authorized and validly issued and are fully paid and non-assessable and free and clear of any Liens in respect of their issuance, other than the Liens of the Senior Lenders; (ii) all of the Pledged Debt described on Schedule 1(e)(ii) has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default; (iii) the Pledged Shares constitute all of the issued and outstanding shares of stock or other equity interests of each issuer thereof (subject to the proviso to Section 1(e)(i) with respect to shares of a foreign controlled corporation), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares; (iv) the Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Grantor; (v) Schedule 1(e)(i) sets forth all of the Pledged Shares owned by each Grantor on the date hereof; and (vi) Schedule 1(e)(ii) sets forth all of the Pledged Debt in existence on the date hereof.

     (h) Intellectual Property Collateral.

     (i) a true and complete list of all Trademark Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(f)(i);

     (ii)a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(f)(ii);

     (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth in Schedule 1(f)(iii);

     (iv) after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable; and

     (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office, other than in favor of the Senior Lenders.

     (i) Perfection. The security interests in the Collateral granted to Secured Party hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 5(i), (ii) in the case of the Securities Collateral consisting of certificated securities or evidenced by instruments, delivery of the certificates representing such certificated securities and delivery of such instruments to Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank to the extent permitted by the Intercreditor and Subordination Agreement, (iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office (each such Grant of Trademark Security Interest, Grant of Patent Security Interest and Grant of Copyright Security Interest being referred to herein as a "Grant"), and (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, the security interests in the Collateral granted to Secured Party will constitute perfected security interests therein prior to all other Liens (except for (i) the Lien of the Senior Lenders or any Hedge Providers, and (ii) the Permitted Encumbrances (as defined in the Senior Credit Agreement)), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

                         Section 6. Further Assurances
                         ------------------------------

     (a) Generally. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will, subject in each case to the prior rights of the Senior
Lenders: (i) at the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) promptly after the acquisition by such Grantor of any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (vi) within 30 days after the end of each calendar quarter, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby,
(vii) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (viii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral, and
(ix) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

     (b) Securities Collateral. Without limiting the generality of the foregoing
Section 6(a), each Grantor agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder, promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in substantially the form of Exhibit IV (a "Pledge Supplement"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Supplement to Secured Party, the representations and warranties contained in clauses (i)-(iv) of Section 5(g) hereof shall be deemed to have been made by such Grantor as to the Securities Collateral described in such Pledge Supplement as of the date thereof. Each Grantor hereby authorizes Secured Party to attach each Pledge Supplement to this Agreement and agrees that all Pledged Shares or Pledged Debt of such Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of such Grantor; provided, the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     (c) Intellectual Property Collateral. Without limiting the generality of the foregoing Section 6(a), if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of (i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent or (ii) any Copyright Registration, application for Copyright Registration or renewals or extension of any Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof and of (i) any Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and (ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Promptly after the filing of an application for any (1) Trademark Registration;
(2) Patent; and (3) Copyright Registration, each Grantor shall execute and deliver to Secured Party and record in all places where a Grant is recorded an IP Supplement, substantially in the form of Exhibit V (an "IP Supplement"), pursuant to which such Grantor shall grant to Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral; provided, if, in the reasonable judgment of such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Secured Party, such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark Registration or Copyright Registration, as the case may be. Upon delivery to Secured Party of an IP Supplement, Schedules 1(f)(i), 1(f)(ii), and 1(f)(iii) hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral included on Schedule A to such IP
Supplement. Each Grantor hereby authorizes Secured Party to modify this Agreement without the signature or consent of any Grantor by attaching Schedules 1(f)(i), 1(f)(ii), and 1(f)(iii), as applicable, that have been modified to include such Intellectual Property Collateral or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest; provided, the failure of any Grantor to execute an IP Supplement with respect to any additional Intellectual Property Collateral pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                    Section 7. Certain Covenants of Grantors
                         ------------------------------

         Each Grantor shall:

     (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

     (b)notify Secured Party of any change in such Grantor's name, identity or corporate structure within 15 days of such change and within 30 days of such change, take all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder;

     (c) give Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts and within 30 days thereafter, take all action that may be necessary or desirable, or that Secured Party may request in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder;

     (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

     (e) except as expressly permitted by the Senior Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral, except to the extent the validity thereof is being diligently contested in good faith by appropriate proceedings; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment.

      Section 8. Special Covenants With Respect to Equipment and Inventory
                         ------------------------------

         Each Grantor shall:

     (a) keep the Equipment and Inventory owned by such Grantor at the places therefor specified on Schedule 5(b) or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

     (b) cause the Equipment owned by such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

     (c) keep correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

     (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $150,000, and in any event upon the occurrence of an Event of Default (as defined in Section 17(a)), subject to the prior rights of the Senior Lenders, instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party;

     (e) subject to the prior rights of the Senior Lenders, promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party;

     (f) at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Senior Credit Agreement; and

     (g) upon (i) the occurrence and during the continuation of any Event of Default or (ii) the actual or constructive loss (in excess of $150,000 per occurrence) of any Equipment or Inventory, subject to the prior rights of the Senior Lenders, promptly deliver all insurance payments received in respect of such Equipment or Inventory to Secured Party to be applied as specified in
Section 19.

              Section 9. Special Covenants with respect to Accounts
                             and Related Contracts.
        ----------------------------------------------------------------

     (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the locations therefor set forth on Schedule 5(d), or upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

     (b) Each Grantor shall, for not less than three (3) years from the date on which each Account of such Grantor arose, maintain (i) complete records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

     (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, subject to the prior rights of the Senior Lenders, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, subject to the prior rights of the Senior Lenders (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by
Section 19, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

    Section 10. Special Covenants With Respect to the Securities Collateral
                         ------------------------------

     (a) Delivery. To the extent permitted by the Intercreditor and Subordination Agreement, each Grantor agrees that all certificates or instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.

     (b) Covenants. Each Grantor shall (i) not, except as expressly permitted by the Senior Credit Agreement, permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock or other equity interests of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, if the surviving or resulting Person upon any such merger or consolidation involving an issuer of Pledged Shares which is a controlled foreign corporation is a controlled foreign corporation, then such Grantor shall only be required to pledge outstanding capital stock of such surviving or resulting Person possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such issuer entitled to vote; (ii) cause each issuer of Pledged Shares not to issue any stock, other equity interests or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor; (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other equity interests or other securities of each issuer of Pledged Shares; (iv) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor; provided, notwithstanding anything contained in this clause (iv) to the contrary, such Grantor shall only be required to pledge the outstanding capital stock of a controlled foreign corporation possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote; (v) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt; (vi) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Grantor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Grantor; (vii) promptly notify Secured Party of any event of which such Grantor becomes aware causing loss or depreciation in the value of the Securities Collateral; (viii) promptly deliver to Secured Party all written notices received by it with respect to the Securities Collateral; and
(ix), at the request of Secured Party, promptly execute and deliver to Secured Party, an agreement providing for the control, as that term is defined in the UCC, by Secured Party of all securities entitlements and securities accounts of such Grantor.

     (c) Voting and Distributions. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Senior Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if Secured Party shall have notified such Grantor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and provided further, such Grantor shall give Secured Party at least five Business Days' (as defined in the Senior Credit Agreement) prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right (it being understood, however, that neither (A) the voting by such Grantor of any Pledged Shares for or such Grantor's consent to the election of directors or other members of a governing body of an issuer of Pledged Shares at a regularly scheduled annual or other meeting of stockholders or holders of equity interests or with respect to incidental matters at any such meeting, nor (B) such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Senior Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Senior Credit Agreement within the meaning of this Section, and no notice of any such voting or consent need be given to Secured Party); (ii) each Grantor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, other distributions and interest paid in respect of the Securities Collateral; provided, any and all (A) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Securities Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Securities Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral, shall be, and shall, to the extent permitted by the Intercreditor and Subordination Agreement, forthwith be delivered to Secured Party to hold as, Securities Collateral and shall, if received by such Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to Secured Party as Securities Collateral in the same form as so received (with all necessary endorsements); and (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies, dividend payment orders and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, distributions, principal or interest payments which it is authorized to receive and retain pursuant to clause (ii) above.

     Upon the occurrence and during the continuation of an Event of Default, to the extent permitted by the Intercreditor and Subordination Agreement (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Securities Collateral such dividends, other distributions and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) of the immediately preceding paragraph or clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Securities Collateral in the same form as so received (with any necessary endorsements).

     In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, to the extent permitted by the Intercreditor and Subordination Agreement (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including giving or withholding written consents of shareholders or other holders of equity interests, calling special meetings of shareholders or other holders of equity interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

                Section 11. Special Covenants With Respect to the
                       Intellectual Property Collateral
                         ------------------------------

     (a) Each Grantor shall:

     (i)diligently keep reasonable records respecting the Intellectual Property Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

     (ii) use best efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

     (iii) take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

     (iv) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral;

     (v) use a commercially appropriate standard of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

     (vi) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

     (b) Except as otherwise provided in this Section 11, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at Secured Party's reasonable direction, shall take) such action as such Grantor or Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, subject to the prior rights of the Senior Lenders, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 19, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon, subject in each case to the prior rights of the Senior Lenders.

     (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to Secured Party, to prosecute, file and/or make, unless and until such Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and identified on Schedules 1(f)(i), 1(f)(ii) or 1(f)(iii), as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any Intellectual Property Collateral or any pending patent application or any Patent.

     (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

     (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, subject to the prior rights of the Senior Lender, hereby assigns, transfers and conveys to Secured Party, the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Intellectual Property Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. If and to the extent that any Grantor is permitted to license the Intellectual Property Collateral, Secured Party shall promptly enter into a nondisturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form and substance reasonably satisfactory to Secured Party pursuant to which (i) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of Secured Party hereunder and the other terms of this Agreement.

     Section 12. Special Provisions With Respect to the Assigned Agreements
                         ------------------------------

     (a) Each Grantor shall at its expense:

     (i) if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

     (ii) upon the reasonable request of Secured Party, furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and
(B) upon request of Secured Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

     (b) Upon the occurrence and during the continuance of an Event of Default, no Grantor shall:

     (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

     (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

     (iii) waive any default under or breach of the Assigned Agreements;

     (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or

     (v) take any other action in connection with the Assigned Agreements that could reasonably be expected to materially impair the value of the interest or rights of such Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Secured Party.

                         Section 13. Collateral Account
                         ------------------------------

     The Obligors shall cause the Senior Lenders to recognize and acknowledge the subordinate security interest of the Secured Party in the Collateral Account maintained by the Senior Lenders in accordance with the Security Agreement executed in connection with the Senior Credit Agreement. Such subordinate security interest shall be subject to all of the provisions of the Intercreditor and Subordination Agreement. All amounts at any time held in the Collateral Account shall be beneficially owned by Grantors but shall be held in the name of the Senior Lenders and the Secured Party as collateral security for the obligations to the Senior Lender and the Secured Party, the priority of which shall be determined by the provisions of the Intercreditor and Subordination Agreement.

              Section 14. Secured Party Appointed Attorney-in-Fact
                         ------------------------------

     Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation, in each case subject to the prior rights of the Senior Lenders:

     (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance (including, without limitation, any claims thereunder) required to be maintained by such Grantor or paid to Secured Party pursuant to Section 8;

     (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

     (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

     (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Senior Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

     (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

     (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                      Section 15. Secured Party May Perform
                         ------------------------------

     If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 20(b).

                          Section 16. Standard of Care
                         ------------------------------

     The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

                              Section 17. Remedies
                         ------------------------------

     (a) Generally. It shall be an "Event of Default" if any of the following occurs: (i) any Grantor fails to pay or perform and of its obligations under the Guaranty Reimbursement Agreement, this Agreement or any other document executed in connection with the Guaranty Reimbursement Agreement or this Agreement, or
(ii) an "Event of Default" under and as defined in the Senior Credit Agreement. If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, and (vi) without notice to any Grantor, transfer to or to register in the name of Secured Party or any of its nominees any or all of the Securities Collateral, subject to the prior rights of the Senior Lenders. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party that Secured Party have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

     (b) Securities Collateral.

     (i) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act (as defined in the Senior Credit Agreement) and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by such Grantor pursuant hereto, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     (ii) If Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section, each Grantor agrees that, upon request of Secured Party (which request may be made by Secured Party in its sole discretion), such Grantor will, at its own expense (A) execute and deliver, and cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Securities Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as requested by Secured Party; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of
Section 12(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (E) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

     (c) In the event of any public sale described herein, each Grantor agrees to indemnify and hold harmless Secured Party and its directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons (as defined in the Senior Credit Agreement) may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

      Section 18. Additional Remedies for Intellectual Property Collateral
                         ------------------------------

     (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Section 20 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property
Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, prorata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

     (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than (i) the Lien of the Senior Lenders or the Hedge Providers, or (ii) the Permitted Encumbrances.

                       Section 19. Application of Proceeds
                         ------------------------------

     Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided by applicable law.

                       Section 20. Indemnity and Expenses
                         ------------------------------

     (a) Grantors jointly and severally agree to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

     (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

     (c) The obligations of Grantors in this Section 20 shall survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement and the Guaranty Reimbursement Agreement.

          Section 21. Continuing Security Interest; Transfer of Loans;
                            Termination and Release
                         ------------------------------

     (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations and the cancellation or termination of the obligations of Secured Party under the Guaranty Reimbursement Agreement, (ii) be binding upon Grantors and their respective successors and assigns, provided that no transfer or assignment of this Agreement may be completed unless any transferee or assignee is subject to the terms of the Intercreditor and Subordination Agreement, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns, provided that no transfer or assignment of this Agreement may be completed unless any transferee or assignee is subject to the terms of the Intercreditor and Subordination Agreement.

     (b) Upon the payment in full of all Secured Obligations and the cancellation or termination of the obligations of Secured Party under the Guaranty Reimbursement Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the Senior Credit Agreement, the security interest of Secured Party in such Collateral shall automatically be released without any further action on the part of Secured Party or such Grantor upon the release by the Senior Lenders of their security interest in such Collateral and Secured Party shall, at such Grantor's expense, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor. Notwithstanding the foregoing sentence, the parties specifically acknowledge and agree that the provisions of such sentence shall only apply (i) if the terms of the Intercreditor and Subordination Agreement remain in effect at the time of the proposed release, and (ii) in the context of the permitted sale, transfer or other disposition of all or a portion of the Collateral by a Grantor in accordance with the Senior Credit Agreement, and shall not apply to a full release of the Collateral by the Senior Lenders in connection with the Senior Indebtedness (as defined in the Intercreditor and Subordination Agreement) (including any refinancings thereof) being Paid in Full (as defined in the Intercreditor and Subordination Agreement). Notwithstanding anything in this Agreement to the contrary, the parties to this Agreement also specifically acknowledge and agree that: (a) the security interest of Secured Party shall not be terminated or released as the result of the release or termination of the security interest of the Senior Lenders in the Collateral upon the Senior Indebtedness (including any refinancings thereof) being Paid in Full; and (b) the references herein to the provisions of the Senior Credit Agreement shall survive the satisfaction of the obligations under the Senior Credit Agreement.

                         Section 22. Additional Grantors
                         ------------------------------

     The initial Subsidiary Grantors hereunder shall be such of the Subsidiaries of Brown Jordan as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Brown Jordan may become parties hereto as additional Grantors (each an "Additional Grantor"), by executing a Counterpart substantially in the form of Exhibit VI annexed hereto. Such additional Subsidiaries shall be required to execute the Counterpart contemporaneously with the execution by such additional Subsidiaries of a counterpart to the Security Agreement executed in connection with the Senior Credit Agreement. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Secured Party not to cause any Subsidiary of Brown Jordan to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

                          Section 23. Amendments; Etc.
                         ------------------------------

     No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, by Administrative Agent if the Intercreditor and Subordination Agreement is still in effect and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 22 and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                               Section 24. Notices
                         ------------------------------

     Any notice, request, instruction, correspondence or other document to be given hereunder by any party hereto to another (herein collectively called "Notice") shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, or by telecopier as follows:

         IF TO ANY GRANTOR:                Brown Jordan International, Inc.
                                           1801 N. Andrews Avenue
                                           Pompano Beach, FL 33069
                                           Attention:  Vincent Tortorici
                                           Fax:  954-960-1849

         IF TO SECURED PARTY:              c/o Trivest Partners, L.P.
                                           2665 S. Bayshore Drive, Suite 800
                                           Miami, Florida 33133
                                           Attention:  David Gershman
                                           Fax:  305-858-1629

     Each of the above addresses for notice purposes may be changed by providing appropriate notice hereunder. Notice given by personal delivery or registered mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next normal business day after receipt if not received during the recipient's normal business hours. All notices by telecopier shall be confirmed by the sender thereof promptly after transmission in writing by registered mail or personal delivery. Anything to the contrary contained herein notwithstanding, notices to any party hereto shall not be deemed effective with respect to such party until such Notice would, but for this sentence, be effective both as to such party and as to all other persons to whom copies are provided above are given, if any.

        Section 25. Failure or Indulgence Not Waiver; Remedies Cumulative
                         ------------------------------

     No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                            Section 26. Severability
                         ------------------------------

     In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                              Section 27. Headings
                         ------------------------------

     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

             Section 28. Governing Law; Terms; Rules of Construction
                         ------------------------------

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF FLORIDA. The terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of Florida are used herein as therein defined.

           Section 29. Consent to Jurisdiction and Service of Process
                         ------------------------------

     ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN MIAMI-DADE COUNTY, FLORIDA. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 24; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 29 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER FLORIDA LAW.

                        Section 30. Waiver of Jury Trial
                         ------------------------------

     GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 30 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                            Section 31. Counterparts
                         ------------------------------

     This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                Section 32. Suretyship Waivers by Grantors, etc.
                         ------------------------------

     (a) Each Grantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Secured Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Grantor agrees as follows: (i) Secured Party may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of such Grantor's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Secured Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Secured Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Secured Obligations and take and hold other security for the payment of the Secured Obligations, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Secured Obligations, any guaranties of the Secured Obligations, or any other obligation of any Person with respect to the Secured Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of Secured Party in respect of the Secured Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Secured Party may have against any such security, as Secured Party in its discretion may determine consistent with the Guaranty Reimbursement Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Secured Party under this Agreement or any other related document, at law or in equity; and (ii) this Agreement and the obligations of each Grantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Secured Obligations), including without limitation the occurrence of any of the following, whether or not such Grantor shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Secured Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Secured Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Guaranty Reimbursement Agreement or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Secured Obligations, (C) the Secured Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Secured Obligations, even though Secured Party might have elected to apply such payment to any part or all of the Secured Obligations, (E) any failure to perfect or continue perfection or any subordination of a security interest in any other collateral which secures any of the Secured Obligations, (F) any defenses, set-offs or counterclaims which Brown Jordan may allege or assert against Secured Party in respect of the Secured Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Grantor as an obligor in respect of the Secured Obligations.

     (b) Each Grantor hereby waives, for the benefit of Secured Party: (i) any right to require Secured Party, as a condition of payment or performance by such Grantor, to (A) proceed against Brown Jordan, any guarantor of the Secured Obligations or any other Person, (B) proceed against or exhaust any other security held from Brown Jordan, any guarantor of the Secured Obligations or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Secured Party, any guarantor of the Secured Obligations or any other Person, or (D) pursue any other remedy in the power of Secured Party whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Brown Jordan including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Brown Jordan, any guarantor of the Secured Obligations, or any other Person from any cause other than payment in full of the Secured Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Secured Party's errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of such Grantor's obligations hereunder, (B) the benefit of any statute of limitations affecting such Grantor's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Secured Party protect, secure, perfect or insure any other security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Guaranty Reimbursement Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to Brown Jordan and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

     (c) As used in this Section 32(c), any reference to "the principal" includes Brown Jordan, and any reference to "the creditor" includes Secured Party. In accordance with Section 2856 of the California Civil Code (a) each Grantor waives any and all rights and defenses available to Grantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses such Grantor may have by reason of protection afforded to the principal with respect to any of the Secured Obligations, or to any guarantor of any of the Secured Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and (b) each Grantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Secured Obligations, has destroyed such Grantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any guarantor of any of the Secured Obligations, has destroyed such Grantor's rights of contribution against such guarantor. No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this
Section 32(c). As provided in Section 28, this Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Florida, without regard to conflicts of laws principles. This Section 32(c) is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to any of the Secured Obligations.

     (d) Until the Secured Obligations shall have been paid in full and the obligations of Secured Party under the Trivest Guaranty shall have terminated, each Grantor shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that such Grantor now has or may hereafter have against Brown Jordan or any of its assets in connection with this Agreement or the performance by such Grantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that Grantor now has or may hereafter have against Brown Jordan, (B) any right to enforce, or to participate in, any claim, right or remedy that Secured Party now has or may hereafter have against Brown Jordan, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by Secured Party, and (ii) any right of contribution such Grantor may have against any guarantor of the Secured Obligations. Each Grantor further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Grantor may have against Brown Jordan or against any other collateral or security, and any rights of contribution such Grantor may have against any such guarantor, shall be junior and subordinate to any rights Secured Party may have against Brown Jordan, to all right, title and interest Secured Party may have in any such other collateral or security, and to any right Secured Party may have against any such guarantor.

     (e) Secured Party shall have no obligation to disclose or discuss with any Grantor their assessment, or such Grantor's assessment, of the financial condition of Brown Jordan or any other Grantor. Each Grantor has adequate means to obtain information from Brown Jordan on a continuing basis concerning the financial condition of Brown Jordan or any other Grantor and its ability to perform its obligations under this Agreement, the Guaranty Reimbursement Agreement or any related documents, and such Grantor assumes the responsibility for being and keeping informed of the financial condition of Brown Jordan or any other Grantor and of all circumstances bearing upon the risk of nonpayment of the Secured Obligations. Each Grantor hereby waives and relinquishes any duty on the part of Secured Party to disclose any matter, fact or thing relating to the business, operations or condition of Brown Jordan or any other Grantor now known or hereafter known by Secured Party.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                        BROWN JORDAN INTERNATIONAL, INC., a Florida corporation

                        By:
                           -----------------------------------------------------
                        Name:
                             ---------------------------------------------------
                        Title:
                              --------------------------------------------------

                       WLFI HOLDINGS, INC.

                        By:
                          ------------------------------------------------------
                        Name:
                          ------------------------------------------------------
                        Title:
                          ------------------------------------------------------

                 Each of the entities listed on Schedule A annexed hereto

                         By:
                            ----------------------------------------------------

                 on behalf of each of the entities listed on Schedule A annexed hereto


                         Name:
                            ----------------------------------------------------
                         Title:
                             ---------------------------------------------------


        TRIVEST FUND III, L.P., a Delaware limited partnership, as Secured Party

               By:   Trivest III General Partner, L.P., its General Partner

                     By:    Trivest II, Inc., its General Partner

                     By:
                        ------------------------------------------------
                     Name:
                          ----------------------------------------------
                     Title:
                           ---------------------------------------------

                                   SCHEDULE A


Loewenstein, Inc.

Winston Furniture Company of Alabama, Inc.

Texacraft, Inc.

Tropic Craft, Inc.

Winston Properties, Inc.

Pompeii Furniture Co., Inc.

Wabash Valley Manufacturing, Inc.

Charter Furniture Corporation

Lodging by Liberty, Inc. (f/k/a Lodging by Loewenstein, Inc.)

Southern Wood Products, Inc.

The Woodsmiths Company

BJCLW Holdings, Inc. (f/k/a Brown Jordan International, Inc.)

Brown Jordan Company

Casual Living Worldwide, Inc.

BJ Mexico IV, Inc.

BJ Mexico V, Inc.

BJIP, Inc.

BJI Employee Services, Inc.



                               SCHEDULE 1(e)(i) TO
                               SECURITY AGREEMENT
                                 PLEDGED SHARES

--------------------------- ----------------------- ------------------ ------------ -------------- -------------------
                                    Class                 Stock            Par        Number of      Percentage of
                              of Stock or Equity    Certificate Nos.      Value        Shares         Outstanding
       Stock Issuer                Interest                                                          Shares Pledged
=========================== ======================= ================== ============ ============== ===================

--------------------------- ----------------------- ------------------ ------------ -------------- -------------------

--------------------------- ----------------------- ------------------ ------------ -------------- -------------------

--------------------------- ----------------------- ------------------ ------------ -------------- -------------------






                              SCHEDULE 1(e)(ii) TO
                               SECURITY AGREEMENT
                                  PLEDGED DEBT
-------------------------------------------------------------------------------- -------------------------------------
                                                                                              Amount of
                                  Debt Issuer                                                Indebtedness
================================================================================ =====================================

-------------------------------------------------------------------------------- -------------------------------------
-------------------------------------------------------------------------------- -------------------------------------

-------------------------------------------------------------------------------- -------------------------------------

-------------------------------------------------------------------------------- -------------------------------------




                               SCHEDULE 1(f)(i) TO
                               SECURITY AGREEMENT
                                   TRADEMARKS

U.S. Trademarks:
                                           Trademark                    Registration                   Registration
       Registered Owner                   Description                      Number                          Date

Foreign Trademarks:

                                           Trademark                    Registration                   Registration
       Registered Owner                   Description                      Number                          Date



                              SCHEDULE 1(f)(ii) TO
                               SECURITY AGREEMENT
                                     PATENTS
U.S. Patents Issued:

         Patent No.        Issue Date          Invention         Inventor




U.S. Patents Pending:

       Applicant's        Date        Application
           Name           Filed         Number         Invention       Inventor





Foreign Patents Issued:

         Patent No.          Issue Date          Invention            Inventor

Foreign Patents Pending:

      Applicant's         Date        Application
          Name            Filed         Number          Invention      Inventor

                              SCHEDULE 1(f)(iii) TO
                               SECURITY AGREEMENT
                                   COPYRIGHTS

U.S. Copyrights:

Title             Registration No.    Date of Issue             Registered Owner






Foreign Copyright Registrations:

Country  Title                       Registration No.              Date of Issue






Pending U.S. Copyright Registrations & Applications:

Title       Reference No.       Date of Application          Copyright Claimant
-----       -------------       -------------------          --------- ---------






Pending Foreign Copyright Registrations & Applications:

Country  Title                      Registration No.          Date of Issue

                                SCHEDULE 1(h) TO
                               SECURITY AGREEMENT
                               ASSIGNED AGREEMENTS

                                SCHEDULE 5(b) TO
                               SECURITY AGREEMENT
                      LOCATIONS OF EQUIPMENT AND INVENTORY

Name of Grantor                         Locations of Equipment and Inventory

                                SCHEDULE 5(d) TO
                               SECURITY AGREEMENT
                                OFFICE LOCATIONS

Name of Grantor                                              Office Locations

                                SCHEDULE 5(e) TO
                               SECURITY AGREEMENT
                                   OTHER NAMES

Name of Grantor                                             Other Names

                                SCHEDULE 5(i) TO
                               SECURITY AGREEMENT
                                 FILING OFFICES

         Grantor                                                 Filing Offices

                                  EXHIBIT I TO
                               SECURITY AGREEMENT

                  FORM OF GRANT OF TRADEMARK SECURITY INTEREST

     WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

     WHEREAS, Grantor and certain other Obligors have executed a Guaranty Reimbursement Agreement dated as of March ___, 2003 (said Guaranty Reimbursement Agreement, as it may heretofore have been and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Guaranty Reimbursement Agreement") in favor of Trivest Fund III, L.P., a Delaware limited partnership ("Secured Party"); and

     WHEREAS, pursuant to the terms of a Security Agreement dated as of March ___, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein or party from time to time thereto, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Trademark Collateral"):

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule A) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "Trademark Registrations"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks, the Trademark Registrations or the Trademark Rights and associated therewith (the "Associated Goodwill"); and

     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "proceeds" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision (or consent to the grant of such security interest by the other party to such license, contract or agreement), the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

              [The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of May, 2001.

                                [NAME OF GRANTOR]


                                   By:________________________________
                                   Name:______________________________
                                   Title:_____________________________

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST


                          United States
                            Trademark          Registration         Registration
Registered Owner           Description            Number                Date

                                  EXHIBIT II TO
                               SECURITY AGREEMENT

                    FORM OF GRANT OF PATENT SECURITY INTEREST


     WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

     WHEREAS, Grantor and certain other Obligors have executed a Guaranty Reimbursement Agreement dated as of March ___, 2003 (said Guaranty Reimbursement Agreement, as it may heretofore have been and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Guaranty Reimbursement Agreement") in favor of Trivest Fund III, L.P., a Delaware limited partnership ("Secured Party"); and

     WHEREAS, pursuant to the terms of a Security Agreement dated as of March ___, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein or party from time to time thereto, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Patent Collateral"):

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); and

     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision (or consent to the grant of such security interest by the other party to such license, contract or agreement), the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ______________

                                [NAME OF GRANTOR]


                                     By:_______________________________
                                     Name:_____________________________
                                     Title:____________________________

                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST



Patents Issued:

         Patent No.      Issue Date          Invention           Inventor




Patents Pending:

      Applicant's        Date         Application
          Name           Filed          Number         Invention       Inventor

                                 EXHIBIT III TO
                               SECURITY AGREEMENT

                  FORM OF GRANT OF COPYRIGHT SECURITY INTEREST

     WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

     WHEREAS, Grantor and certain other Obligors have executed a Guaranty Reimbursement Agreement dated as of March ___, 2003 (said Guaranty Reimbursement Agreement, as it may heretofore have been and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Guaranty Reimbursement Agreement") in favor of Trivest Fund III, L.P., a Delaware limited partnership ("Secured Party"); and

     WHEREAS, pursuant to the terms of a Security Agreement dated as of March ___, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein or party from time to time thereto, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party for the benefit of the Lenders and any Hedge Providers a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Copyright Collateral"):

     (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor or otherwise), authored (as a work for hire for the benefit of Grantor or otherwise), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

     (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision (or consent to the grant of such security interest by the other party to such license, contract or agreement), the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

     Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, _____.

                                [NAME OF GRANTOR]


                                  By:_____________________________
                                  Name:___________________________
                                  Title:__________________________

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST



U.S. Copyrights:

Title       Registration No.       Date of Issue              Registered Owner






Pending U.S. Copyright Registrations & Applications:

Title       Reference No.         Date of Application        Copyright Claimant
-----       -------------         -------------------        --------- ---------

                                  EXHIBIT IV TO
                               SECURITY AGREEMENT

                                PLEDGE SUPPLEMENT

     This Pledge Supplement, dated __________________, is delivered pursuant to and supplements the Security Agreement, dated as of March ___, 2003, by and among Brown Jordan International, Inc. (f/k/a WinsLoew Furniture Inc.), a Florida corporation ("Grantor"), the other Grantors listed therein or party from time to time thereto, and Trivest Fund III, L.P., as Secured Party (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

     Grantor hereby agrees that the [Pledged Shares] [Pledged Debt] listed on the schedule attached hereto shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

     IN WITNESS WHEREOF, Grantor has caused this Amendment to be duly executed and delivered by its duly authorized officer as of _______________.

                                    [GRANTOR]


                              By: ______________________________
                              Name: ____________________________
                              Title: ___________________________

                                  EXHIBIT V TO
                               SECURITY AGREEMENT

                                  IP SUPPLEMENT

     This IP SUPPLEMENT, dated _______, is delivered pursuant to and supplements
(i) the Security Agreement, dated as of March ___, 2003 (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), among Brown Jordan International, Inc. (f/k/a WinsLoew Furniture Inc.), the other Grantors named therein or party from time to time thereto, and Trivest Fund III, L.P., as Secured Party, and (ii) the [Grant of Trademark Security
Interest]  [Grant of Patent  Security  Interest]  [Grant of  Copyright  Security
Interest] dated as of ___________, _____ (the "Grant") executed by Grantor. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

     [Grantor] grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] listed on Schedule A attached hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

     IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                                    [GRANTOR]


                            By:_____________________________
                            Name:___________________________
                            Title:____________________________

                                  EXHIBIT VI TO
                               SECURITY AGREEMENT

                               FORM OF COUNTERPART

     This COUNTERPART (this "Counterpart"), dated _______, 200__ is delivered pursuant to Section 22 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of March ___, 2003 (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Brown Jordan International, Inc. (f/k/a WinsLoew Furniture Inc.), the other Grantors named therein or party from time to time thereto, and Canadian Imperial Bank of Commerce, as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 22 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

     (i) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Security Agreement;

     (ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

     (iii) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.

                          [NAME OF ADDITIONAL GRANTOR]


                           By:_______________________________
                           Name:_____________________________
                           Title:____________________________

                    INTERCREDITOR AND SUBORDINATION AGREEMENT


     This INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Agreement") is dated as of March 19, 2003, and entered into among Canadian Imperial Bank of Commerce, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") for the lenders party from time to time to the Credit Agreement referred to below (each such lender being a "Senior Lender" and collectively, the "Senior Lenders"), Trivest Fund III, LP (the "Subordinated Lender."), Brown Jordan International, Inc. (f/k/a WinsLoew Furniture, Inc.), a Florida corporation (the "Borrower"), WLFI Holdings, Inc. ("WLFI"), and the other Loan Parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Credit Agreement referred to below.

                             PRELIMINARY STATEMENTS

     A. The Borrower, the Senior Lenders, Canadian Imperial Bank of Commerce, as administrative agent for Lenders, CIBC Inc., as swing line lender, and CIBC World Markets Corp., as lead arranger and bookrunner, have entered into that certain Credit Agreement dated as of May 8, 2001, as amended to date (as amended, modified or supplemented from time to time the "Credit Agreement"), pursuant to which the Senior Lenders have extended certain credit facilities to the Borrower.

     B. The Borrower, Administrative Agent, Requisite Lenders and the other Loan Parties listed on the signature pages hereof have entered into that certain Second Amendment to Credit Agreement and Limited Waiver dated as of March 19, 2003 (the "Second Amendment"). Pursuant to the Second Amendment, Subordinated Lender is required to enter into the Trivest III Guaranty pursuant to which Subordinated Lender has agreed to guaranty certain obligations of the Borrower and to make certain payments to Administrative Agent. In addition, the Subordinated Lender and the Borrower, WLFI and the other Loan Parties have entered into that certain Security Agreement dated as of March 19, 2003 (the "Security Agreement") and that certain Guaranty Reimbursement Agreement dated as of March 19, 2003 (the "Reimbursement Agreement"). To the extent Subordinated Lender is required to make payments to Administrative Agent under the Trivest III Guaranty, the Subordinated Lender will have certain subrogation and reimbursement rights against Borrower, WLFI and the other Loan Parties.

     C. It is a condition precedent to the effectiveness of the Second Amendment that the Subordinated Lender, the Borrower, WLFI and the other Loan Parties agree to the subordination provisions contained herein.

     NOW THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Borrower, WLFI and the other Loan Parties, jointly and severally, the Subordinated Lender, and the Administrative Agent, as agent for the Senior Lenders, agree as follows:

     1. Subordination. Subordinated Lender hereby subordinates all present and future obligations of the Borrower, WLFI and the other Loan Parties owed to the Subordinated Lender under or in respect of the Trivest III Guaranty, the Security Agreement or the Reimbursement Agreement including but not limited to any and all rights of subrogation and reimbursement (collectively, the "Subordinated Indebtedness"), to all present and future Senior Indebtedness (as defined below), and agrees that the Subordinated Indebtedness shall be junior in right of payment and exercise of remedies to the Senior Indebtedness, except as specifically set forth herein.

     2. Senior Indebtedness. The term "Senior Indebtedness" shall mean all Obligations (as defined below) of the Borrower, WLFI and the other Loan Parties owed to the Senior Lenders under, or in respect of, the Credit Agreement, as it may be amended, modified, supplemented, extended, restated, replaced or refinanced, in whole or in part, from time to time, with the same lenders or different lenders, including amendments and refinancings that increase the principal amount of obligations thereunder, and the other Loan Documents (as defined in the Credit Agreement), including but not limited to the Term Loan Notes, the Revolving Notes, and the Swing Line Notes, as they may be amended, supplemented, restated, replaced, or refinanced from time to time. As used herein, the term "Obligation" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities, reimbursement obligations related to Letters of Credit (including without limitation, contingent reimbursement obligations for outstanding Letters of Credit) and other liabilities and obligations (including any guaranties of the foregoing liabilities and obligations) payable under the documentation governing any Senior Indebtedness; provided that the amount of principal under such documentation that shall constitute Senior Indebtedness shall not exceed the aggregate amount of principal of the Term Loans as of the date hereof plus the aggregate Revolving Loan Commitment as of the date hereof plus $15,000,000, and any principal in excess of such amount shall not constitute Senior Indebtedness.

     SUBORDINATED LENDER EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE SENIOR INDEBTEDNESS SHALL INCLUDE ANY INTEREST, FEES, COSTS AND CHARGES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) PAYABLE BY THE BORROWER, WLFI AND THE OTHER LOAN PARTIES UNDER THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS THAT: (I) ACCRUES AND BECOMES DUE AFTER THE FILING OF A PETITION BY OR AGAINST BORROWER, WLFI OR ANY OF THE OTHER LOAN PARTIES UNDER TITLE 11 OF THE UNITED STATES CODE, AS AMENDED (THE "BANKRUPTCY CODE"); OR (II) OTHERWISE WOULD HAVE ACCRUED AND BECOME DUE BUT FOR THE FILING OF A PETITION BY OR AGAINST BORROWER OR ANY OF THE OTHER LOAN PARTIES UNDER THE BANKRUPTCY CODE AND THE OPERATION OF CERTAIN PROVISIONS OF THE BANKRUPTCY CODE, REGARDLESS OF WHETHER ANY SUCH AMOUNTS ARE ALLOWED AS A CLAIM UNDER THE BANKRUPTCY CODE. SUBORDINATED LENDER MAKES THE FOREGOING ACKNOWLEDGMENT AND AGREEMENT IN ACCORDANCE WITH THE DOCTRINE KNOWN AS THE "RULE OF EXPLICITNESS."

     3. Payments.

     (a) Subordinated Lender shall not be entitled to receive or retain payment of any kind in respect of any Subordinated Indebtedness until all Senior Indebtedness has been "Paid in Full." The term "Paid in Full" shall mean that all Senior Indebtedness has been paid in full in cash and that all commitments to extend credit under the Credit Agreement have terminated or have otherwise expired and shall include, without limitation, that (i) all Letters of Credit have been terminated or cash collateralized in a manner reasonably acceptable to Administrative Agent, and (ii) all amounts owing with respect to ongoing reimbursement obligations, fee and expense provisions and indemnities under the Credit Agreement have been paid in full in cash; provided that the payment of any Senior Indebtedness through the issuance of new or additional securities in a bankruptcy proceeding shall not be considered as payment in cash until cash is actually received on account of such securities. The Subordinated Lender agrees not to ask for, demand, take any action to collect, accept or receive any payment in respect of any Subordinated Indebtedness until all Senior Indebtedness has been Paid in Full.

     (b) If all or any portion of the Senior Indebtedness is paid by Borrower, the rights of Administrative Agent and Senior Lenders and the obligations of Subordinated Lender hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, if all or any part of such payment is rescinded or recovered directly or indirectly from Administrative Agent or any Senior Lender as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Senior
Indebtedness. In furtherance of the foregoing, and any payment made to Subordinated Lender shall be paid over to the Administrative Agent for application to the Senior Indebtedness in accordance with Section 8 of this Agreement.

     4. Bankruptcy; Insolvency; Acceleration of Senior Indebtedness, etc.

     (a) In the event of an insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to the Borrower, WLFI or any of the other Loan Parties or to any of their respective assets, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Borrower, WLFI or any of the other Loan Parties, whether or not involving insolvency or bankruptcy (any such proceeding referenced above being referred to herein as an "Insolvency Proceeding"), so long as the Senior Indebtedness has not been Paid in Full, the Senior Lenders shall be entitled in any such proceeding to be Paid in Full before Subordinated Lender is entitled in such proceeding to receive any payment on account of the Subordinated Indebtedness owed to the Subordinated Lender, and to that end in any such proceeding, so long as the Senior Indebtedness has not been Paid in Full, any payment or distribution of any kind or character, whether in cash or in other property, to which the Subordinated Lender would be entitled but for the provisions hereof, shall be delivered to the Administrative Agent for distribution to the Senior Lenders to the extent necessary to cause the Senior Indebtedness to be Paid in Full, after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness.

     (b) Upon the commencement of an Insolvency Proceeding with respect to the Borrower, WLFI or any of the other Loan Parties, the Subordinated Lender shall be deemed, in order to effectuate the subordination set forth above, to have granted to the Administrative Agent, as agent for the Senior Lenders, as of the date of the commencement of such Insolvency Proceeding the right to collect all payments and distributions of any kind and description, whether in cash or other property, paid or payable in respect of any claims or demands of the Subordinated Lender against the Borrower, WLFI or any of the other Loan Parties arising from the Subordinated Indebtedness until all Senior Indebtedness has been Paid in Full. Upon the commencement of an Insolvency Proceeding, the Subordinated Lender shall also be deemed to have granted to the Administrative Agent, as agent for the Senior Lenders, the full right (but not the obligation), in its own name or in its name as attorney in fact for the Subordinated Lender, to collect and enforce said claims and demands of the Subordinated Lender by suit or proof of claim or otherwise in any Insolvency Proceeding. The Subordinated Lender by its execution of this Agreement also hereby grants to the Administrative Agent, as agent for the Senior Lenders: (i) the exclusive right to vote any and all claims of the Subordinated Lender in any Insolvency Proceeding involving the Borrower, WLFI or any other Loan Party with respect to the election of a trustee or similar official and with respect to any proposed plan of reorganization of the Borrower, WLFI or any other Loan Party (a "Plan"); and (ii) the exclusive right to object to any proposed Plan relating to the Borrower, WLFI or any other Loan Party to which the Subordinated Lender otherwise would have standing to object in an Insolvency Proceeding. In granting to the Administrative Agent, as agent for the Senior Lenders, the right to vote the claims of the Subordinated Lender on any Plan, as provided above, the Subordinated Lender irrevocably acknowledges and agrees that the Administrative Agent, as agent for the Senior Lenders, shall be the "holder" of all claims related to the Subordinated Indebtedness for purposes of Section 1126(a) of the Bankruptcy Code.

     (c) To the extent that the Subordinated Lender has or acquires any rights under Section 363 or Section 364 of the Bankruptcy Code with respect to its security interest in the Collateral under the Loan Documents, the Subordinated Lender hereby agrees not to assert such rights without the prior written consent of the Administrative Agent, provided, that, if requested by the Administrative Agent, the Subordinated Lender shall seek to exercise such rights in the manner requested by the Administrative Agent.

     (d) If one or more Senior Lenders offers to provide financing under Bankruptcy Code Section 364 to Borrower on commercially reasonable terms, the Subordinated Lender agrees that it will not, and will not permit any Affiliate to, prior to or upon the occurrence and during the continuance of any Insolvency Proceeding with respect to the Borrower, WLFI or any of the other Loan Parties, extend credit or make other financial accommodations to the Borrower, WLFI or any of the other Loan Parties that (i) is entitled to priority or loan status superior or equal to the Senior Indebtedness or (ii) is secured by Liens senior or equal to the Liens securing the Senior Indebtedness; provided, however, that if the Subordinated Lender (or an Affiliate) is not prohibited from extending such credit or other financial accommodation by this subsection, the Senior Lenders will be free to object to or oppose any such credit or financial accommodation.

     (e) The Subordinated Lender hereby (i) acknowledges and agrees that Administrative Agent and/or one or more Senior Lenders may agree, in their discretion, to provide debtor-in-possession financing ("DIP Financing") or to consent to the use of their cash collateral or the provision of adequate protection (a "Cash Collateral Stipulation") in connection with an Insolvency Proceeding of the Borrower, WLFI or any of the other Loan Parties, (ii) acknowledges and agrees that such DIP Financing or Cash Collateral Stipulation may provide for Liens senior to any Liens granted for the benefit of the Subordinated Lender, and the Subordinated Lender hereby consents to such DIP Financing or Cash Collateral Stipulation, including (without limitation) the priming of Liens securing the Subordinated Indebtedness, and (iii) agrees that it will not in any Insolvency Proceeding of the Borrower, WLFI or any other Loan Party object to any motion or application of Administrative Agent or any Senior Lender seeking adequate protection.

     (f) The Subordinated Lender agrees that in connection with any Insolvency Proceeding of the Borrower, WLFI or any other Loan Party it will not seek adequate protection unless consented to by the Administrative Agent, acting in its reasonable discretion.

     (g) The Subordinated Lender agrees that it will not object to or oppose a sale or other disposition of any assets securing the Obligations under the Credit Agreement (or any portion thereof) free and clear of security interests, liens or other claims of the Subordinated Lender under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Lenders have consented to such sale or disposition of such assets.

     5. Subordination of Rights With Respect to Liens.

     (a) Until all Senior Indebtedness has been Paid in Full, if any Collateral or any proceeds of Collateral are received by the Subordinated Lender, such Collateral or proceeds of Collateral shall be received by the Subordinated Lender in trust for the benefit of the Administrative Agent and the Senior Lenders and the Subordinated Lender shall promptly turn over such proceeds to the Administrative Agent (in the same form as received, with any necessary endorsement), for application (in the case of cash) to the payment of Senior Indebtedness, or as Collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Indebtedness. If the Subordinated Lender fails to provide any endorsement, as contemplated by the immediately preceding sentence, the Administrative Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same (which authorization, being coupled with an interest, is irrevocable).

     (b) If the Administrative Agent releases or agrees to release any of its Liens on all or any part of the Collateral, including, without limitation, (i) in connection with the sale thereof free and clear of such Liens (whether in connection with an Insolvency Proceeding or otherwise) or in connection with a financing to be secured by such Collateral, or (ii) pursuant to any action to enforce the Liens securing the Senior Indebtedness, then the Subordinated Lender agrees that it shall be deemed to consent to such release, sale or other disposition and any Lien securing the Subordinated Indebtedness on such Collateral shall be deemed to be, and shall be, automatically released and terminated contemporaneously with the release by the Administrative Agent of the Lien securing the Senior Indebtedness. The Subordinated Lender agrees that no further act or documentation shall be necessary to evidence the release and termination of such Lien. If the Administrative Agent requests the Subordinated Lender to execute and deliver any formal release or termination of its Lien upon such Collateral, the Subordinated Lender agrees to execute the same forthwith. In furtherance of the foregoing, the Subordinated Lender hereby appoints the Administrative Agent as its attorney-in-fact, with full authority in the place and stead of the Subordinated Lender and full power of substitution and in the name of the Subordinated Lender or otherwise, to execute and deliver any document or instrument which the Subordinated Lender is required to deliver pursuant to this Section 5, such appointment being coupled with an interest and irrevocable. Notwithstanding any provisions in this Agreement to the contrary, the parties to this Agreement specifically acknowledge and agree that the security interest of the Subordinated Lender created by the Security Agreement shall not be terminated or released as the result of the release or termination of the security interest of the Senior Lenders in the Collateral when all Senior Indebtedness (including any refinancing of the present Senior Indebtedness) is Paid in Full.

     6. Certain Waivers with respect to Collateral. The Senior Lenders shall have no duty to the Subordinated Lender to take any affirmative steps with respect to the administration or enforcement, or collection of amounts payable in respect of, the Collateral Documents or the Collateral, other than to act in a commercially reasonable manner in conducting any foreclosure sale of any Collateral to the extent required by the Uniform Commercial Code. The Subordinated Lender hereby waives any right it may have to direct or affect the manner or time in which the Senior Lenders exercises or refrains from exercising any of their rights or remedies with respect to the Collateral. The Subordinated Lender specifically waives any rights it may have, whether in law or equity, to require the Senior Lenders to marshal the Collateral or any portion thereof. The Subordinated Lender agrees that the Senior Lenders may, without notice to or consent from the Subordinated Lender, settle, release (by operation or law or otherwise), compromise, collect, sell, surrender, liquidate or otherwise deal with the Collateral in any manner. Without limiting any of the foregoing, as to any Lien upon or security interest that the Subordinated Lender may have in the assets of the Borrower, WLFI or any other Loan Party securing the Obligations to the Senior Lenders, or any part thereof, the Subordinated Lender, to the fullest extent permitted by applicable law, hereby waives any right that the Subordinated Lender may have whether such right arises under Section 9-611 or other applicable section of the Uniform Commercial Code or other applicable law, to receive notice of the Administrative Agent's or the Senior Lenders' intended disposition of such assets (or a portion thereof) or of the Senior Lenders' proposed retention of such assets in satisfaction of the Obligations (or a portion thereof). The Subordinated Lender further agrees that in the event the Borrower, WLFI or any other Loan Party consents or fails to object to a proposed retention of such assets (or a portion thereof) by the Administrative Agent or the Senior Lenders in satisfaction of the Obligations (or a portion thereof), the Subordinated Lender hereby consents to such proposed retention regardless of whether the Subordinated Lender is provided with notice of such proposed retention.

     7. No Implied Obligations. Neither the Administrative Agent nor any other Senior Lender shall have any duties or responsibilities to the Subordinated
Lender except those expressly set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Administrative Agent or the Senior Lenders. Neither the Administrative Agent nor any other Senior Lender Secured Party shall by reason of this Agreement, the Credit Agreement or the other Loan Documents have any fiduciary obligation to the Subordinated Lender (including any obligation under the Trust Indenture Act of 1939, as amended).

     8. Turn-Over of Payments Received by Subordinated Lender. If notwithstanding the provisions of the Credit Agreement, the other Loan Documents and this Agreement, the Borrower, WLFI or any other Loan Party shall make any payment to the Subordinated Lender in respect of the Subordinated Indebtedness not expressly authorized hereby, such payment shall be held in trust by the Subordinated Lender, for the benefit of the Senior Lenders, and shall be paid over immediately (without necessity of demand) to the Administrative Agent, as agent for the Senior Lenders, for application in accordance with the Loan Documents to the payment of all Senior Indebtedness remaining due and payable until the same shall have been Paid in Full after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness. In the event of the failure of the Subordinated Lender to endorse any instrument for the payment of money so received by the Subordinated Lender, the Administrative Agent, as agent for the Senior Lenders, is irrevocably appointed attorney-in-fact for the Subordinated Lender with full power to make such endorsement and with full power of substitution.

     9. Subrogation. Subject to the Senior Indebtedness being Paid in Full, the Subordinated Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions in cash, property or securities of the Loan
Parties applicable to the Senior Indebtedness until the Senior Indebtedness shall be Paid in Full, and as between and among the Loan Parties, their creditors (other than the Senior Lenders) and the Subordinated Lender, no such payment or distribution made to the Senior Lenders by virtue of the Agreement that otherwise would have been made to the Subordinated Lender shall be deemed to be a payment by the Loan Parties on account of the Subordinated Obligations, it being understood that the provisions of this Section 9 are intended solely for the purpose of defining the relative rights of the Subordinated Lender and the Senior Lenders.

     10. Obligations Absolute. The provisions of this Agreement are for the purpose of defining the relative rights of the Senior Lenders on the one hand and the Subordinated Lender on the other hand with respect to the enforcement of rights and remedies and priority of payment of the various obligations of the Borrower, WLFI and the other Loan Parties to each of them. Nothing herein shall impair, as between the Borrower, WLFI and the other Loan Parties and the Subordinated Lender, the obligations of the Borrower, WLFI and the other Loan Parties, which are unconditional and absolute, to pay to the holder thereof the principal and interest thereon and any other liabilities encompassed in the Subordinated Indebtedness, all in accordance with their respective terms, subject to the Senior Indebtedness being Paid in Full as provided for herein.

     11. Subordination Not Affected. Without the necessity of any reservation of rights against or any notice to or further assent by the Subordinated Lender,
(i) any demand for payment of any Senior Indebtedness made by the Senior Lenders may be rescinded in whole or in part by the Senior Lenders, (ii) the Senior Lenders may exercise or refrain from exercising any rights and/or remedies against the Borrower, WLFI, any other Loan Party and others, if any, liable under the Senior Indebtedness, and (iii) the Senior Indebtedness and any agreement or instrument evidencing, securing, or otherwise relating to the Senior Indebtedness (including, without limitation, the Credit Agreement and the other Loan Documents), or any collateral security therefor or guaranty thereof or other right of any nature with respect thereto, may be amended, extended, modified, continued, accelerated, compromised, waived, surrendered or released by the Senior Lenders in any manner the Senior Lenders deem in their best interests, all without impairing, abridging, releasing or affecting in any manner the subordination of the Subordinated Indebtedness to the Senior Indebtedness provided for herein. Without limiting the foregoing, the
Subordinated Lender waives any and all notice of the creation, amendment, restatement, extension, acceleration, compromise, continuation, waiver, surrender, release or modification of any nature of the Senior Indebtedness, the Credit Agreement or the other Loan Documents, and notice of or proof of reliance by any Senior Lender upon the subordination provided for herein.

     12. Warranties, Representations and Covenants.

     (a) The Subordinated Lender represents that the Subordinated Indebtedness has not heretofore been assigned, pledged to, or subordinated in favor of, any other Person.

     (b) The execution , delivery and performance of this Agreement has been duly authorized by all necessary corporate, partnership or other action on the part of the Subordinated Lender, the Borrower, WLFI and each other Loan Party.

     (c) The Subordinated Lender hereby covenants and agrees that it will not amend or permit amendment of the terms of any agreement, document or instrument hereafter evidencing any Subordinated Indebtedness without the prior written consent of the Requisite Lenders, including, without limitation, any amendment that would: (i) increase the principal amount of the Subordinated Indebtedness;
(ii) increase the rate of interest  accruing on the  Subordinated  Indebtedness;
(iii) change in any manner the dates upon which any principal or interest payment on the Subordinated Indebtedness is due; or (iv) change in any manner, or add, any affirmative or negative covenants, events of default, redemption provisions or subordination provisions of any Subordinated Indebtedness. The provisions of this Section 12(c) shall not require the prior written consent of any Senior Lender (including the Requisite Lenders) in order for Subordinated Lender and Borrower to agree on the specific terms of the reimbursement obligations as described in Section 2 of the Reimbursement Agreement or to deliver the promissory notes contemplated by Section 4 of the Reimbursement Agreement.

     (d) The Subordinated Lender, the Borrower, WLFI and the other Loan Parties have all requisite corporate or partnership power and authority to enter into this Agreement and to carry out their obligations hereunder.

     (e) The execution, delivery and performance by the Subordinated Lender, the Borrower, WLFI and each other Loan Party of this Agreement do not and will not
(i) violate any provision of any law or any governmental rule or regulation applicable to the Subordinated Lender, the Borrower, WLFI or any other Loan Party, the Certificate or Articles of Incorporation or partnership agreement, as the case may be, Bylaws of the Subordinated Lender, the Borrower, WLFI or any other Loan Party or any order, judgment or decree of any court or other agency of government binding on the Subordinated Lender, the Borrower, WLFI or any other Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Subordinated Lender, the Borrower, WLFI or any other Loan Party, (iii) other than as contemplated hereby or by the Trivest III Guaranty result in or require the creation or imposition of any Lien upon any of the properties or assets of the Subordinated Lender, the Borrower, WLFI or any other Loan Party, or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of the Subordinated Lender, the Borrower, WLFI or any other Loan Party.

     (f) The execution and delivery by the Subordinated Lender, the Borrower, WLFI or any other Loan Party of this Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     (g) This Agreement has been duly executed and delivered by the Subordinated Lender, the Borrower, WLFI and each other Loan Party and is the legally valid and binding obligation of the Subordinated Lender, the Borrower, WLFI and each other Loan Party, enforceable against the Subordinated Lender, the Borrower, WLFI and each other Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     (h) The Subordinated Lender covenants and agrees that it will not assign, pledge, sell, transfer or otherwise dispose of any of the Subordinated Indebtedness or interests therein, whether through assignment or participation or otherwise, except after all payment obligations of the Subordinated Lender have been satisfied under the Trivest III Guaranty and then only to a Person who first becomes a party hereto and accepts without qualification all obligations of the Subordinated Lender hereunder.

     (i) The Subordinated Lender acknowledges and agrees that this Agreement (including, without limitation, the provisions of Section 4(b) hereof) is a "subordination agreement" within the meaning of Section 510(a) of the Bankruptcy Code.

     13. Validity and Enforceability of Liens Securing Senior Indebtedness Cooperation with Senior Lenders.

     (a) The Subordinated Lender will not in any proceeding, whether in connection with a bankruptcy or insolvency or other event described in Section 4 or otherwise, challenge, oppose or contest (or join in any challenge, opposition or contest by any third party, or encourage any third party to challenge, oppose or contest) the Senior Indebtedness or the perfection, superiority, priority, validity or enforceability of any security interest or lien granted to the Administrative Agent, as agent for the Senior Lenders, pursuant to the Credit Agreement and the other Loan Documents, nor will the Subordinated Lender challenge the validity or enforceability of such Credit Agreement or other Loan Documents, or any provision thereof. The Subordinated Lender hereby acknowledges that the provisions of this Agreement are intended to be enforceable at all times, whether before or after any proceeding or other event described in
Section 4 of this Agreement.  The  Subordinated  Lender hereby waives any right:
(i) to charge, or encourage or request any party to charge, the Collateral pursuant to Section 506(c) of the Bankruptcy Code, or (ii) to require the Senior Lenders to marshal the collateral for the Senior Indebtedness.

     (b) Without limiting the foregoing, the Subordinated Lender will not challenge or oppose, join with any party challenging or opposing or encourage any party to oppose or challenge or take any action whatsoever to impair the exercise by the Senior Lenders of the rights and remedies granted to the Senior Lenders in the Credit Document or other Loan Documents.

     14. Limitations on Remedies. Upon any default or event of default in respect of the Subordinated Indebtedness, Subordinated Lender shall not, without the prior written consent of the Requisite Lenders: (1) accelerate all or any portion of the Subordinated Indebtedness; (2) commence or join (unless the Senior Lenders shall also join) in any involuntary proceeding against the Borrower, WLFI or any other Loan Party under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of any federal or state government; or (3) commence any action or proceeding against the Borrower, WLFI or any other Loan Party to enforce payment of all or any part of the Subordinated Indebtedness or exercise any remedies with respect to the Collateral. Notwithstanding anything in this Agreement to the contrary, this Agreement and the limitations upon the Subordinated Lender created by this Agreement (including, without limitation, the limitations contained in this Section 14) shall terminate when all Senior Indebtedness (including any refinancing of the present Senior Indebtedness) is Paid in Full.

     15. Assignments and Appointments. The Subordinated Lender, for itself and its successors and assigns, hereby irrevocably authorizes and directs the Administrative Agent, as agent for the Senior Lenders, and any trustee or debtor in possession in bankruptcy, receiver, custodian or assignee for the benefit of creditors of the Borrower, WLFI or any other Loan Party, whether in voluntary or involuntary liquidation, dissolution or reorganization, on his or its behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in this Agreement and irrevocably appoints the Administrative Agent, as agent for the Senior Lenders, any such trustee, receiver, custodian or assignee, their attorney-in-fact for such purpose with full powers of substitution and revocation.

     16. No Impairment. No right of the Senior Lenders to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Borrower, WLFI or any other Loan Party, or by any non-compliance by the Borrower, WLFI or any other Loan Party with any of the terms, provisions and covenants of the agreement, documents and instruments evidencing the Subordinated Indebtedness, regardless of any knowledge thereof that any Senior Lender may have or be otherwise charged with, or by any action which any Senior Lender may take or refrain from taking with respect to the Senior Indebtedness or the Subordinated Indebtedness.

     17. Items in Possession of Administrative Agent. Notwithstanding any provision in this Agreement to the contrary, Administrative Agent acknowledges and agrees that (i) any Collateral that is in the possession of Administrative Agent shall be held by Administrative Agent as collateral agent for the Senior Lenders to perfect the security interest of Senior Lenders in such Collateral and as collateral agent for the Subordinated Lender in order to perfect the subordinate security interest of Subordinated Lender in such Collateral, and
(ii) upon termination of this Agreement, Administrative Agent shall promptly deliver to the Subordinated Lender (or as otherwise directed by a court of competent jurisdiction) any Collateral that remains in the possession of the Administrative Agent or any proceeds from the exercise of the rights and remedies of Senior Lenders against the Collateral in excess of the amount necessary to cause the Senior Indebtedness to be Paid in Full.

     18. Further Assurances. In order to carry out the terms and intent of this Subordination Agreement more effectively, the Subordinated Lender, the Borrower, WLFI and each other Loan Party will take all actions and execute all further documents and instruments reasonably necessary to preserve for the Senior Lenders the benefits of this Agreement.

     19. Waivers, etc. No action which the Senior Lenders, or the Borrower, WLFI or any other Loan Party with the consent of the Requisite Lenders, may take or refrain from taking with respect to any Senior Indebtedness, or any promissory note or notes representing the same, or any collateral therefor, including any waiver or release thereof (or any waiver of any provision thereof or default thereunder) or of any agreement or agreements (including guaranties) in connection therewith, shall affect this Agreement or the rights of the Senior Lenders or the obligations of the Subordinated Lender hereunder. No waiver shall be deemed to be made by any Senior Lender of any of its rights hereunder unless the same shall be in writing and then only with respect to the specific instance involved, and shall in no way impair or offset the rights of such Senior Lender or the obligations of the Subordinated Lender in any other respect or at any other time.

     The Subordinated Lender also waives notice of, and hereby consents to, (a) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Senior Indebtedness or to the Credit Agreement or the other Loan Documents or any collateral at any time granted to or held by Senior Lenders, (b) the taking, exchange, surrender and releasing of collateral at any time granted to or held by the Senior Lenders or guarantees now or at any time held by or available to Senior Lenders for the Senior Indebtedness or any other person at any time liable for or in respect of the Senior Indebtedness, (c) the exercise of, or refraining from the exercising of any rights against the Borrower, WLFI or any other Loan Party or any collateral at any time granted to or held by the Senior Lenders, and/or (d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Senior Indebtedness. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations or rights of the Subordinated Lender hereunder.

     20. Notices.

     (a)  By  the   Administrative   Agent  to  the  Subordinated   Lender.  The
Administrative Agent, as agent for the Senior Lenders, shall provide the Subordinated Lender with notice of any default or event of default by the Borrower, WLFI or any other Loan Party under the Credit Agreement simultaneously with giving notice to the Borrower, provided that any failure by the Administrative Agent, as agent for the Senior Lenders, to give such notice shall not affect or limit the Senior Lenders' rights hereunder.

     (b) By the Subordinated Lender to the Administrative Agent. The Subordinated Lender shall provide the Administrative Agent, as agent for the Senior Lenders, with notice of any default relating to any Subordinated Indebtedness simultaneously with giving notice to the Company.

     (c) Method. Except as otherwise provided herein, all demands or notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed or transmitted in accordance with Section 10.8 of the Credit Agreement to the address of each party listed below its signature pages hereto or at such other address as shall be designated by such Person in a written notice delivered to the other parties hereto.

     21. Miscellaneous. This Agreement shall be binding upon the parties to this Agreement and their respective heirs, legal representatives, successors and assigns and shall inure to the benefit of each of the parties to this Agreement and their respective heirs, legal representatives, successors and assigns (including, without limitation, in the case of the Senior Lender, any transferee of any Senior Indebtedness). Each Senior Lender may assign its rights hereunder without the consent of the Subordinated Lender, the Borrower, WLFI or any other Loan Party. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

     22. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     23. Consent to Jurisdiction.

     ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

     (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

     (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8 OF THE CREDIT AGREEMENT;

     (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

     (V) AGREES THAT EACH PARTY HERETO RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE OTHER PARTIES HERETO IN THE COURTS OF ANY OTHER JURISDICTION; AND

     (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 23 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

     24. Waiver of Jury Trial.

     EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE SENIOR LENDER/SUBORDINATED LENDER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 24 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     25. Acknowledgment by Borrower. Borrower, WLFI and each other Loan Party agrees that no amount shall be paid, whether in cash, property, securities or otherwise, by the Borrower, WLFI or any other Loan Party to the Subordinated Lender in respect of the Subordinated Indebtedness until all Senior Indebtedness has been Paid in Full.

     This Agreement is executed as of the date first above written.

Administrative Agent:             CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                  Senior Lender and as Administrative Agent


                                  By: __________________________________
                                  Name:
                                  Title:

                                  Address:


Subordinated Lender:            TRIVEST FUND III, LP, as the Subordinated Lender


                                 By: __________________________________
                                 Name:
                                 Title:

                                 Address:



Borrower:      BROWN JORDAN INTERNATIONAL, INC. (f/k/a WinsLoew Furniture, Inc.)


                          By: __________________________________
                          Name:
                          Title:

                          Address:

                          WLFI HOLDINGS, INC.


                          By: __________________________________
                          Name:
                          Title:

                          Address:

Other Loan Parties:
                 Loewenstein, Inc.

                 Winston Furniture Company of Alabama, Inc.

                 Texacraft, Inc.

                 Tropic Craft, Inc.

                 Winston Properties, Inc.

                 Pompeii Furniture Co., Inc.

                 Wabash Valley Manufacturing, Inc.

                 Charter Furniture Corporation

                 Lodging by liberty, Inc. (f/k/a Lodging by Loewenstein, Inc.)

                 Southern Wood Products, Inc.

                 The Woodsmiths Company

                 BJCLW Holdings, Inc. (f/k/a Brown Jordan International, Inc.)

                 Brown Jordan Company

                 Casual Living Worldwide, Inc.

                 BJ Mexico IV, Inc.

                 BJ Mexico V, Inc.

                 BJIP, Inc.

                 BJI Employee Services, Inc.


                              By: __________________________________
                              Name:
                              Title:

                              Address:










     THIS AMENDMENT TO INDENTURE, dated as of March 17, 2003, is by and between BROWN JORDAN INTERNATIONAL, INC., a Florida corporation (f/k/a WinsLoew Furniture, Inc.) (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, as trustee (the "Trustee").

                             PRELIMINARY STATEMENTS

     A. This Amendment to Indenture amends the Indenture, dated August 24, 1999, by and between the Company and the Trustee (as previously supplemented and amended, the "Indenture"). All capitalized terms not otherwise defined herein shall have the meaning assigned thereto in the Indenture.

     B. An Affiliate of the Company, Trivest Fund III, L.P., a Delaware limited partnership, and/or one of its affiliates (collectively, "Trivest"), intends to execute a guaranty of certain obligations of the Company under the Senior Credit Facility (the "Trivest Guaranty"). Any payments by Trivest under the Trivest Guaranty will be used to reduce the obligations of the Company under the Senior Credit Facility.

     C. As a condition precedent to the execution of the Trivest Guaranty, Trivest has requested that the Company and certain of its Subsidiaries execute a guaranty reimbursement in favor of Trivest (the "Guaranty Reimbursement Agreement"). Pursuant to the Guaranty Reimbursement Agreement, among other things, (i) the Company and certain of its Subsidiaries will be required to reimburse Trivest for any payments made by Trivest under the Trivest Guaranty, and (ii) the Company and certain of its Subsidiaries will be required to grant Trivest a Lien on their respective assets to secure such reimbursement obligations. The terms of the Company's reimbursement obligations under the Guaranty Reimbursement Agreement, including, without limitation, the timing of any payments under the Guaranty Reimbursement Agreement, interest on such payments, and possible equity-related components will be approved by at least a majority of the independent members of the Board of Directors of the Company at the time of each payment by Trivest pursuant to the Trivest Guaranty (each a "Guaranty Payment Event").

     D. The Company has requested that the Indenture be amended to permit the transactions contemplated by the Guaranty Reimbursement Agreement. Section 9.02 of the Indenture permits the Company and the Trustee, with the consent of the Holders of at least a majority in principal amount of the Notes outstanding, to enter into one or more supplemental indentures, amendments and/or waivers for various purposes. In accordance with Section 9.02 of the Indenture, the Company desires, and the Trustee has agreed, to amend the Indenture as set forth below.

     1. Amendment. The Indenture is amended as follows:

     (a) Senior Indebtedness. Clause (2) of the last sentence of the definition of "Senior Indebtedness" and clause (2) of the last sentence of the definition of "Guarantor Senior Debt" are amended to exclude from their effect the Indebtedness of the Company and its Subsidiaries to Trivest, whether arising under the Guaranty Reimbursement Agreement, by reason of Trivest's participation in the Senior Credit Facility or otherwise (it being the intent that the obligations of the Company and its Subsidiaries to Trivest shall constitute "Senior Indebtedness" and "Guarantor Senior Debt", respectively, under the Indenture).

     (b) Permitted Indebtedness. Section 4.09(b) of the Indenture is amended to include the Indebtedness of the Company and its -----------------------
Subsidiaries under the Guaranty Reimbursement Agreement as an additional category of "Permitted Indebtedness".

     (c) Transactions with Affiliates. Section 4.11 of the Indenture is amended such that the "fairness opinion" requirement of clause (iii) thereof shall only apply at the time of each Guaranty Payment Event when the specific terms of the Company's reimbursement obligations under the Guaranty Reimbursement Agreement are determined, but not at the time of the Company's execution and delivery of the Guaranty Reimbursement Agreement and related security agreement.

     2. Counterparts. This Amendment to Indenture (including each Consent of Holder) may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to Indenture to be duly executed as of the day and year first above written.

                 BROWN JORDAN
                 INTERNATIONAL, INC.

                 By:
                    -------------------------------------------------
                 Name:
                       ----------------------------------------------
                 Title:
                        ---------------------------------------------

                 AMERICAN STOCK TRANSFER &
                 TRUST COMPANY

                 By:
                    -------------------------------------------------
                 Name:
                      -----------------------------------------------
                 Title:
                       ----------------------------------------------

                                CONSENT OF HOLDER

     The undersigned is a beneficial Holder of Notes described in the foregoing Amendment to Indenture. The undersigned Holder hereby consents the transactions contemplated by the Amendment to Indenture effective as of the date of the Amendment to Indenture.

Print Name of Holder:
                      ----------------------------------------------------------
Print Name of Authorized Signatory of Holder:
                                              ----------------------------------
Signature:
           ---------------------------------------------------------------------
Insert principal amount of Notes beneficially held: $
                                                     ---------------------------

DTC Participant Counter-Signature:
[Brown Jordan International, Inc.  will   obtain  after  execution by beneficial
Holder]

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           BROWN JORDAN INTERNATIONAL, INC.




Date:  March __, 2003            By:   /s/ Vincent A. Tortorici, Jr.
                                   --------------------------------------------
                                       Vincent A. Tortorici, Jr.
                                       Chief Financial Officer